Celebrating Our Success

New York Financial Community Meeting

December 12, 2000

This presentation contains forward-looking statements. NJR wishes to caution persons reading or hearing this presentation that the assumptions which form the basis for forward-looking statements such as earnings goals include many factors that are estimates of future market condition. These include, but are not limited to, the behavior of other market participants, weather conditions, economic conditions in NJNG's service territory, changes in state regulation, fluctuations in energy-related commodity prices, conversion activity, other marketing efforts, and other uncertainties.

The NJR Family of Companies



NJ RESOURCES
NJNG
Distribution & Transportation
Regulated Wholesale
NJR ENERGY SERVICES
Unregulated Wholesale
NJR RETAIL HOLDINGS
NJR CAPITAL SERVICES
NJR SERVICE CORP.
Finance and Administration
Common Services
Energy Delivery
Customer Care
Regulatory
Marketing
Fuel Mgmt
Storage Mgmt
Basic Trading
NJR HOME SERVICES
Appliance Service
NJNE
Commodity Sales
NJR POWER
Distributed Generation
CR&R
Real Estate
NJR ENERGY CORP.
Capstone
NJNR PIPELINE
Iroquois
NJR INVESTMENT CO.
Investments
Financial
Treasury
Investor Relations
Communications
Legal
Technology
Internal Audit

Fiscal 2000: Another Record Year

- Record EPS of $2.71 vs. $2.51 last year - an 8 percent increase
- Strong 3 percent customer growth - 12,558 new customers
- Energy deliveries - 320 Bcf
- Profitable unregulated businesses - EPS of $.15 per share
- Dividend increased and share repurchase plan expanded
- High customer satisfaction rate

Strong Earnings Growth



$2.90
$2.70
$2.50
$2.30
$2.10
$1.90
$1.70
$1.50
$1.86
$1.93
$2.06
$2.22
$2.35
$2.51
$2.71
1994
1995
1996
1997
1998
1999
2000

- Nine years of consecutive growth ranks 1st among 99 companies
- Forecast EPS growth of 7 to 9 percent

Based on continuing operations

Return on Equity



15.0%
14.5%
14.0%
13.5%
13.0%
12.5%
12.0%
11.5%
12.8%
13.4%
13.9%
14.2%
14.5%
14.8%
1995
1996
1997
1998
1999
2000

- Highest level in 16 years
- 2nd highest ROE in gas industry (1999)
- Allowed ROE of 11.5 percent

Based on continuing operations

Dividend Rate and Payout Ratio


$1.80
$1.75
$1.70
$1.65
$1.60
$1.55
$1.50
$1.45
$1.40
$1.52
$1.56
$1.60
$1.64
$1.72
$1.76*
1995
1996
1997
1998
1999
2000
2001

* Effective January 1, 2001


90%
80%
70%
60%
50%
79%
75%
72%
70%
63%
1995
1996
1997
1998
1999
2000

- Six increases in five years
- Lowest payout ratio since 1984

Our Service Area

- 3 percent annual customer growth rate; nearly double the national average
- Population growing faster than state average
- Largest independent LDC in New Jersey


NJNG
NYC
New Jersey Natural Gas
Phila.
Atlantic City

Consistent Drivers of NJR's Value

- Strong customer growth
- Regulatory partnerships
- Corporate commitments to profitable growth
  - ✓ Productive use of resources
  - ✓ Taking advantage of emerging opportunities
- Responsible financial management

Strong Customer Growth

- New customers contribute approximately $6.0 million of new margin annually
- NJNG captures 95 percent of new construction
- Profitable mix of conversion and new customers enhance profitability



14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
12,465
10,978
11,708
11,819
11,890
12,558
1995
1996
1997
1998
1999
2000
September 30
New Construction
Conversions

The Potential of our Markets


Pending
3,224
Conceptual
9,889
Preliminary
23,332
25,291
Final

New Customers = 61,736

Conversions = 102,000


Non-heat Customer
11,300
28,800
Non-gas
on main
62,700
Non-gas off main

Source: Local Planning Boards

Regulatory Partnerships

By partnering with our regulators, NJNG has been able to:

- **Open new markets and offer customers choices**
- **Optimize assets through margin-sharing formulas on off-system and capacity release sales for the benefit of customers and shareowners**
- **Settle several proceedings required by EDECA**
  - ✓ Unbundling
  - ✓ Customer Account Services
  - ✓ Comprehensive Resources Analysis

Natural Gas Price Changes

NYMEX Prices



$8
$7
$6
$5
$4
$3
6/30/00
7/14/00
7/28/00
8/11/00
8/25/00
9/8/00
9/22/00
10/6/00
10/20/00
11/3/00
11/17/00
12/1/00

LGA Status

- 16 percent increase approved on November 1, 2000
- 2 percent increases in December and January
- Filed for continuation of FPM for similar increases thereafter

Residential Price Comparison

NJNG Residential price equivalent


$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.90
$1.17
$1.53
$3.16
Natural Gas
Oil - Full Service
Propane
Electric

As of December 1, 2000

Off-System & Capacity Management Programs



$30
$25
$20
$15
$10
$5
$0
Millions
$2
$6
$16
$20
$23
$28
$26
$27
$27
1992
1993
1994
1995
1996
1997
1998
1999
2000
Customer Credits
Shareowner Margin

Since 1992, off-system sales/capacity management have generated over $141 million of credits to customers and total EPS of $1.31.

NJR New Jersey Resources

Customer Satisfaction



BPU Complaints per 1,000 Customers
4.50
3.00
1.50
0.00
3.72
2.27
2.15
1.32
1.05
0.65
SJI
NUI
CIV
GPU
PEG
NJR

NJNG has achieved the best customer satisfaction rate in NJ for eight straight years

Improved Productivity

- The cost of adding a new customer has declined nearly 23 percent, while O&M productivity has improved by 10 percent since 1992 Primary drivers have been:
  - ✓ Balanced marketing strategy
  - ✓ Changes in work processes


New Customer Cost
$3,000
$2,250
$1,500
$750
$0
$2,456
$1,892
1992
2000


O&M as a Percent of Margin
60%
40%
20%
0%
45.30%
40.70%
1992
2000

Productivity & Incentives

- Virtually every employee is a shareowner
- $2.2 million of incentive pay at risk, 5 percent of total payroll
  - Incentives paid in cash and stock
  - Bargaining Unit participants in the incentive plan


Customers per Employee
700
350
0
583
421
NJR
Peer Group


Margin per Employee
Millions
$270
$210
$150
$267
$220
NJR
Peer Group

Fiscal 2000 Capital Expenditures

- Economic Value Added Process
- Margin from new customers must cover associated capital costs
- System integrity spending equal to depreciation
- Other project evaluated on EVA basis


$26.2
$2.2
$11.2
$24.3
$18.7
Millions
New Customer
System Integrity
Other Utility
MGP
Non-Utility

Share Repurchase & DRP Programs

September 30, 2000

	Share Repurchase Program	Dividend Reinvestment
Plan implemented	9/96	7/96
Shares authorized	1,500,000	N/A
Shares purchased on open market	1,242,270	422,813
Total cash investment ($MM)	$44.3	$12.8
Average investment per share	$35.73	$30.31

Since beginning these programs, we have returned over $189 million to shareowners, including dividends

Capital Structure



1995
56%
3%
41%
2000
47%
53%
Common Equity
Preferred
LT Debt

Market Capitalization


Millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
$276
$460
$720
1991
1995
2000
September 30

Diversified Growth Drivers

Current growth drivers

- Wholesale Services
  - Sto

NJR Home Services

- Transfers NJNG successful appliance service business to a non-regulated subsidiary
  - 84 Employees
  - Trucks, equipment and inventory
  - Over 130,000 annual service contracts
- Current services offered include:
  - Repair and servicing of all types of natural gas appliances
  - Air conditioning repair
- NJNG provides billing and customer inquiry functions
- Expansion planned into HVAC markets

NJR New Jersey Resources

NJR's Microturbine Experience

Capstone



Background

- Longest-running microturbine on the East Coast
- Commissioned in April 1999
- Over 10,800 hours of continuous operation
- Provides power to NJR's headquarters building
- Operates 24 hours a day, 7 days a week
- Has generated over 302,000 kWh of electricity; enough to power 35 homes for an entire year

NJR's Fuel Cell Alliance

GE MicroGen



GE's Program

- High quality line of products
- GE technical resources and new-product commercialization experience
- Implementation of Six Sigma quality initiatives
- GE brand name and product co-branding with NJR Power Services
- Exclusive market channel for NJR Power Services within New Jersey
- GE training and certification program

NJR
New Jersey Resources

Who Benefits from DG?

Consumers -
- ✓ *Savings on energy costs*
- ✓ *More choices/reliability options*
- ✓ *Remote electrification*

Environment -
- ✓ *Significant emissions reductions*


Who Benefits?

Gas Industry -
- ✓ *Increased throughput*
- ✓ *Improved load profile*

Electric Industry -
- ✓ *More infrastructure options*

Profitable New Opportunities for NJR


Combined Load Profile
Dth
30
25
20
15
10
5
0
Jan.
Feb.
March
April
May
June
July
Aug.
Sept.
Oct.
Nov.
Dec.
Natural Gas Load
Fuel Cell Load

- When combined, NJNG can increase throughput and more efficiently utilize their distribution system and human resources.

A Strategy That Works



Core Customers
Off-System Sales
Capacity Release
Retail Marketing
Energy Management
Billion Cubic Feet
0
75
150
225
300
64
105
164
254
320
1992
1994
1996
1998
2000

NJR New Jersey Resources

Visit our Web site www.njliving.com



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